Business Combinations	12 Months Ended
Jan. 31, 2023
Text block [abstract]
Business Combinations
5.	BUSINESS COMBINATIONS
On
 August

5
,
2022
, the Company completed the acquisition of
80
% of the outstanding shares of Pinion for a consideration of $
81.4
 million (
€
61.9
million) paid in cash. Pinion is located in Denkendorf, Germany and designs, develops, assembles, and sells mechanical gearboxes for traditional and electric bicycles.
On October 3, 2022, the Company completed the acquisition of substantially all the assets related to the powersports business of KA Shawinigan for a consideration of $127.2 million paid in cash. KA Shawinigan is a leading player in electronic and mechatronic product development and manufacturing and a long-standing supplier of BRP.
The value of the assets acquired, liabilities assumed and
non-controlling
interest were as follows, as at the acquisition date:

	Pinion		KA Shawinigan	Total
Assets acquired
Current assets	$7.8	[a]	$25.9	$33.7
Non-current assets	5.3		4.5	9.8
Property, plant and equipment	1.3		9.5	10.8
Patents	16.2		28.3	44.5
Trademarks	15.4		—	15.4
Customer relationships	13.0		—	13.0
Goodwill [b] [c]	72.7		63.7	136.4
Total assets acquired	131.7		131.9	263.6

Liabilities assumed
Current liabilities	(11.1)		(3.8)	(14.9)
Non-current liabilities	(18.8)		(0.9)	(19.7)
Total liabilities assumed	(29.9)		(4.7)	(34.6)

Non-controlling interest [d]	(20.4)		—	(20.4)

Total consideration paid in cash	$81.4		$127.2	$208.6
[a]
Including $0.4 million (
€
0.3 million) of cash
[b]
Goodwill arises principally from expected synergies and future growth.
[c]
Goodwill is deductible for tax purposes only for KA Shawinigan.
[d]
Non-controlling
interest is measured at fair value as at the acquisition date.

Pinion
The Company’s consolidated statement of net income included the operating results of Pinion since the acquisition date. Had the Company acquired Pinion at the beginning of the year ended January 31, 2023, its revenues and net income increase would not have been significant.
The Company incurred acquisition-related costs of $0.9 million for Pinion, which have been recorded in general and administrative expenses.
As part of the acquisition, the Company and the
non-controlling
interest shareholders in Pinion (the “Parties”) entered into put and call options, exercisable by the Parties after January 2026 and before June 2028, allowing or requiring the Company to acquire all the remaining shares for a cash consideration set according to a predetermined purchase price formula that is based on Pinion’s performance. At the acquisition date, the Company recorded a financial liability and reduced the non-controlling
interests by $20.4 million, representing the estimated present value of the redemption amount. As a result, no profit is attributed to the non-controlling
interest. Subsequent remeasurement adjustments of the financial liability will be recorded in the consolidated statements of net income.
KA Shawinigan
The Company’s consolidated statement of net income included the operating results of KA Shawinigan since the acquisition date. Had the Company acquired KA Shawinigan at the beginning of the year ended January 31, 2023, the increase in revenues and net income would not have been significant as the assets acquired of KA Shawinigan were used mainly to supply the Company.
The Company incurred acquisition-related costs of $0.8 million for KA Shawinigan, which have been recorded in general and administrative expenses.